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04/99                                                                    Page 1
                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1


RECEIVABLES

Beginning of the Month Principal Receivables:                $ 1,199,857,643.41
Beginning of the Month Finance Charge Receivables:           $    71,816,865.15
Beginning of the Month Discounted Receivables:               $             0.00
Beginning of the Month Total Receivables:                    $ 1,271,674,508.56

Removed Principal Receivables:                               $             0.00
Removed Finance Charge Receivables:                          $             0.00
Removed Total Receivables:                                   $             0.00

Additional Principal Receivables:                            $             0.00
Additional Finance Charge Receivables:                       $             0.00
Additional Total Receivables:                                $             0.00

Discounted Receivables Generated this Period:                $             0.00

End of the Month Principal Receivables:                      $ 1,164,044,631.90
End of the Month Finance Charge Receivables:                 $    71,961,365.59
End of the Month Discounted Receivables:                     $             0.00
End of the Month Total Receivables:                          $ 1,236,005,997.49

Special Funding Account Balance                              $             0.00
Aggregate Invested Amount (all Master Trust Series)          $ 1,000,000,000.00
End of the Month Seller Amount                               $   164,044,631.90
End of the Month Seller Percentage                                        14.09%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                 $    36,429,130.10
       60-89 Days Delinquent                                 $    24,665,085.38
       90+ Days Delinquent                                   $    49,298,095.04
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04/99                                                                   Page 2


       Total 30+ Days Delinquent                             $   110,392,310.52
       Delinquent Percentage                                               8.93%

Defaulted Accounts During the Month                          $    10,662,942.08
Annualized Default Percentage                                             10.66%

Principal Collections                                            135,178,607.69
Principal Payment Rate                                                    11.27%

Total Payment Rate                                                        12.33%

INVESTED AMOUNTS

       Class A Initial Invested Amount                       $   273,750,000.00
       Class B Initial Invested Amount                       $    26,250,000.00

INITIAL INVESTED AMOUNT                                      $   300,000,000.00

       Class A Invested Amount                               $   319,375,000.00
       Class B Invested Amount                               $    30,625,000.00

INVESTED AMOUNT                                              $   350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            29.17%
PRINCIPAL ALLOCATION PERCENTAGE                                           29.17%

MONTHLY SERVICING FEE                                        $       583,333.34

INVESTOR DEFAULT AMOUNT                                      $     3,110,380.21

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               91.25%

       Class A Finance Charge Collections                    $     6,168,987.53
       Other Amounts                                         $             0.00
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04/99                                                                  Page 3


TOTAL CLASS A AVAILABLE FUNDS                                $     6,168,987.53

       Class A Monthly Interest                              $     1,455,285.42
       Class A Servicing Fee                                 $       532,291.67
       Class A Investor Default Amount                       $     2,838,221.94

TOTAL CLASS A EXCESS SPREAD                                  $     1,343,188.50

REQUIRED AMOUNT                                              $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                8.75%

       Class B Finance Charge Collections                    $       591,546.76
       Other Amounts                                         $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                $       591,546.76

       Class B Monthly Interest                              $       143,631.25
       Class B Servicing Fee                                 $        51,041.67

TOTAL CLASS B EXCESS SPREAD                                  $       396,873.84

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                          $     1,740,062.34

       Excess Spread Applied to Required Amount              $             0.00

       Excess Spread Applied to Class A Investor             $             0.00
       Charge Offs

       Excess Spread Applied to Class B Items                $       272,158.27

       Excess Spread Applied to Class B Investor             $             0.00
       Charge Offs
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04/99                                                                   Page 4

       Excess Spread Applied to Monthly Cash                 $        20,416.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral              $             0.00
       Account

       Excess Spread Applied to other amounts owed           $             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                  $     1,447,487.40

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $     4,210,428.53

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $             0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to          $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to          $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to          $             0.00
       Class B Items

       Excess Finance Charge Collections Applied to          $             0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to          $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to          $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to          $             0.00
       other amounts owed Cash Collateral Depositor
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04/99                                                                Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.14%
       Base Rate (Prior Month)                                             7.15%
       Base Rate (Two Months Ago)                                          7.15%

THREE MONTH AVERAGE BASE RATE                                              7.15%

       Portfolio Yield (Current Month)                                    12.51%
       Portfolio Yield (Prior Month)                                      15.63%
       Portfolio Yield (Two Months Ago)                                   12.25%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.46%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              91.25%

       Class A Principal Collections                         $    35,981,334.89

CLASS B PRINCIPAL PERCENTAGE                                               8.75%

       Class B Principal Collections                         $     3,450,264.97

TOTAL PRINCIPAL COLLECTIONS                                  $    39,431,599.86

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER            $             0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                        $             0.00
       Deficit Controlled Amortization Amount                $             0.00

CONTROLLED DISTRIBUTION AMOUNT                               $             0.00
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04/99                                                               Page 6


CLASS B AMORTIZATION --

       Controlled Amortization Amount                        $             0.00
       Deficit Controlled Amortization Amount                $             0.00

CONTROLLED DISTRIBUTION AMOUNT                               $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL          $    39,431,599.86
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                 $             0.00

CLASS B INVESTOR CHARGE OFFS                                 $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                      $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                       $    45,500,000.00
       Available Cash Collateral Amount                      $    45,500,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                    $             0.00
       Class B Interest Rate Cap Payments                    $             0.00

TOTAL DRAW AMOUNT                                            $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $             0.00



                                         First USA Bank, NA,
                                         as Servicer

                                         By:  /s/ TRACIE H. KLEIN
                                              ---------------------------
                                              Tracie H. Klein
                                              First Vice President